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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

July 30, 2001

To Our Shareholders:

    We are pleased to submit to you our first report for Cohen & Steers Advantage Income Fund for the period ended June 30, 2001. The net asset value per share at that date was $14.75. The Fund commenced operations on May 31, 2001 and as of June 30, 2001 had $354 million in net assets and was 98% invested. Subsequent to quarter end the underwriters' final over-allotment was exercised and the Fund now has 24.9 million common shares outstanding. The Fund also declared $0.105 per share monthly dividends payable to shareholders of record July 13, 2001, August 15, 2001, and September 14, 2001.

    In addition, on July 25, 2001 the Fund issued $125 million of Auction Rate Cumulative Preferred Shares. The proceeds of this issue, which received a 'AAA/aaa' rating from Standard & Poor's and Moody's, will be used to make additional investments in real estate securities.

INVESTMENT OUTLOOK

    Now that we are well into the second year of negative returns for the major stock market averages, investors have necessarily lowered their future return expectations. Importantly, even small changes in long-term return expectations can have a telescoping effect on future wealth accumulation. At the same time, U.S. economic uncertainties have taken their toll on profit expectations in general, which has also influenced investor return prospects. While the price/earnings multiple of the market in general has come down somewhat due to price depreciation, it is still in the higher end of its historic range. Without a decrease in prices, the expected profit decline of many S&P 500 companies will result in an even higher P/E ratio. In contrast, although REIT prices have been strong, price appreciation has been accompanied by a concomitant rise in earnings. Thus, REIT valuations remain in the lower end of their historic range. In light of the continued rise in REIT earnings that we expect this year and next, if REIT prices did not change from current levels they would again reach new record low valuations. Given the strong position of real estate today that we see today, this concern appears to us to be unwarranted.

    Among the changing investor attitudes that we are detecting is a greater appreciation for current income. Because the average REIT dividend yield is still an historically high 6.8% and dividends have been rising, the relative attractiveness of REITs continues to grow. In effect, by owning REITs investors are able to look to dividend income to achieve a significant portion of their expected long-term returns. And, in our view the safety of these dividends is greater than ever. With REITs paying out just 60% of their cash flow as dividends, an unprecedented decline in earnings would have to occur before these dividends could possibly be in jeopardy. On the contrary, we expect to see continued dividend growth that is well in excess of the rate of inflation. For a historical perspective it is notable that even in the real estate depression of 1990-91, when dividend payout ratios were much higher, REIT earnings barely declined and industry dividends never declined.

    We expect the economy to improve in 2002 and have positioned the portfolio in accordance with that expectation. We believe the Office sector and the Apartment sector will particularly benefit from an improving economy and have established strong portfolio weightings in these sectors. In addition to having attractive relative

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                                       1




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

valuations, many companies in these property sectors have exhibited above average dividend growth. Based on expected earnings growth and current dividend payout ratios we expect future dividend growth to be well above the rate of inflation. Also we currently have an overweight position in the Hotel sector with the expectation that not only will the economy improve, but supply growth, as measured by construction starts, will slow materially.

    The Health Care sector has delivered outsized performance this year due to an improvement in industry fundamentals and lower interest rates. We believe there remain additional catalysts for out-performance. The acquisition environment for senior housing real estate is the most attractive in a decade. A few select health care REITs have raised equity in anticipation of taking advantage of this opportunistic environment. We expect that acquisitions completed over the next twelve months will lead to accelerating earnings growth.

    In summary, it is our belief that the position of REITs from a fundamental standpoint is unusually healthy. In contrast to many other sectors of the stock market, we believe earnings growth prospects remain strong, valuations remain very modest, dividends are highly secure, and the industry today is not vulnerable to many of the excesses that devastated real estate markets in previous cycles. Moreover, we are confident that we will be able to deliver a high level of current income in accordance with our primary investment objective.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             ------------        ----------------
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                              STEVEN R. BROWN
                              -----------------
                              STEVEN R. BROWN
                              Portfolio Manager

    Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                                       2




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2001 (UNAUDITED)

                                                                   NUMBER        VALUE
                                                                 OF SHARES      (NOTE 1)
                                                                 ----------   ------------
EQUITIES                                               98.14%
  COMMON STOCK                                         73.20%
    APARTMENT/RESIDENTIAL                               4.99%
         Gables Residential Trust.............................       96,100   $  2,878,195
         Home Properties of New York..........................      185,200      5,574,520
         Post Properties......................................      234,000      8,856,900
         Summit Properties....................................       13,700        367,571
                                                                              ------------
                                                                                17,677,186
                                                                              ------------
    DIVERSIFIED                                         2.52%
         Colonial Properties Trust............................      290,000      8,932,000
                                                                              ------------
    HEALTH CARE                                        13.25%
         Health Care Property Investors.......................      129,600      4,458,240
         Health Care REIT.....................................      431,700     10,252,875
         Healthcare Realty Trust..............................      343,900      9,044,570
         Nationwide Health Properties.........................      834,500     16,856,900
         Ventas...............................................      576,800      6,315,960
                                                                              ------------
                                                                                46,928,545
                                                                              ------------
    HOTEL                                              12.23%
         FelCor Lodging Trust.................................      732,000     17,128,800
         Host Marriott Corp...................................      809,900     10,139,948
         Innkeepers USA.......................................      629,200      7,537,816
         LaSalle Hotel Properties.............................      477,700      8,512,614
                                                                              ------------
                                                                                43,319,178
                                                                              ------------
    INDUSTRIAL                                          3.04%
         First Industrial Realty Trust........................      334,600     10,754,044
                                                                              ------------
    MANUFACTURED HOME                                   0.05%
         Chateau Communities..................................        6,000        188,400
                                                                              ------------
    OFFICE                                             14.03%
         Arden Realty Group...................................      180,700      4,824,690
         Brandywine Realty Trust..............................      204,400      4,588,780
         Crescent Real Estate Equities Co.....................      644,700     15,840,279
         Highwoods Properties.................................      583,500     15,550,275
         Mack-Cali Realty Corp................................      311,300      8,865,824
                                                                              ------------
                                                                                49,669,848
                                                                              ------------

                See accompanying notes to financial statements.
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                                       3




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2001 (UNAUDITED)

                                                                   NUMBER        VALUE
                                                                 OF SHARES      (NOTE 1)
                                                                 ----------   ------------
    OFFICE/INDUSTRIAL                                    9.95%
         Kilroy Realty Corp...................................       25,100   $    730,410
         Liberty Property Trust...............................      386,500     11,440,400
         Prentiss Properties Trust............................      245,100      6,446,130
         Reckson Associates Realty Corp. -- Class B...........      674,500     16,599,445
                                                                              ------------
                                                                                35,216,385
                                                                              ------------
    SELF STORAGE                                        1.51%
         Storage USA..........................................      148,200      5,335,200
                                                                              ------------
    SHOPPING CENTER                                    11.63%
      COMMUNITY CENTER                                  5.14%
         Developers Diversified Realty Corp. .................      660,600     12,141,828
         Pan Pacific Retail Properties........................       37,800        982,800
         Regency Centers Corp.................................      200,400      5,090,160
                                                                              ------------
                                                                                18,214,788
                                                                              ------------
      REGIONAL MALL                                     6.49%
         CBL & Associates.....................................        3,400        104,346
         JP Realty............................................      274,200      6,717,900
         Macerich Co..........................................      578,200     14,339,360
         Taubman Centers......................................      129,200      1,808,800
                                                                              ------------
                                                                                22,970,406
                                                                              ------------
         TOTAL SHOPPING CENTER................................                  41,185,194
                                                                              ------------
             TOTAL COMMON STOCK (Identified
                cost -- $251,534,177).........................                 259,205,980
                                                                              ------------

                See accompanying notes to financial statements.
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                                       4




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2001 (UNAUDITED)

                                                                   NUMBER        VALUE
                                                                 OF SHARES      (NOTE 1)
                                                                 ----------   ------------
    PREFERRED STOCK                                    24.94%
         Apartment Investment & Management Co., 9.00%,
           Series C...........................................       14,600   $    351,860
         Apartment Investment & Management Co., 8.75%,
           Series D...........................................       46,900      1,107,778
         Apartment Investment & Management Co., 9.375%,
           Series G...........................................       39,500        972,885
         Apartment Investment & Management Co., 9.50%,
           Series H...........................................        7,600        189,088
         Apartment Investment & Management Co., 10.10%,
           Series Q...........................................        3,400         85,680
         CarrAmerica Realty Corp., 8.45%, Series D............          700         17,150
         #Chelsea Property Group, 8.375%, Series A............       16,800        680,400
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible).............................        2,000         37,800
         Crown American Realty Trust, 11.00%, Series A........      125,600      6,066,480
         Developers Diversified Realty Corp., 9.50%,
           Series A...........................................        7,000        175,350
         Developers Diversified Realty Corp., 9.44%,
           Series B...........................................        6,900        173,190
         Developers Diversified Realty Corp., 8.375%,
           Series C...........................................        2,000         48,000
         Developers Diversified Realty Corp., 8.68%,
           Series D...........................................        1,000         24,250
         #Duke-Weeks Realty Corp., 7.99%, Series B............       10,000        441,250
         FelCor Lodging Trust, 9.00%, Series B................        7,900        188,810
         Health Care REIT, 8.875%, Series B...................        2,200         53,460
         Healthcare Realty Trust, 8.875%, Series A............       17,200        419,680
         #Highwoods Properties, 8.625%, Series A..............       11,000      9,707,500
         Innkeepers USA, 8.625%, Series A.....................      164,300      3,603,099
         iStar Financial, 9.375%, Series B....................       36,600        905,850
         iStar Financial, 9.20%, Series C.....................       48,800      1,178,520
         iStar Financial, 8.00%, Series D.....................       70,500      1,558,050
         Mid-America Apartment Communities, 9.50%, Series A...       13,100        320,950
         Mid-America Apartment Communities, 8.875%,
           Series B...........................................       15,100        353,642
         Mid-America Apartment Communities, 9.375%,
           Series C...........................................        6,300        153,090
         #Nationwide Health Properties, 7.677%, Series P......      190,000     13,585,000
         PS Business Parks, 9.50%, Series D...................      802,900     20,080,355
         Public Storage, 10.00%, Series A.....................      830,000     20,351,600
         Realty Income Corp., 9.375%, Series B................       28,000        709,800
         Realty Income Corp., 9.50%, Series C.................        8,000        202,000
         SPG Properties, 7.89%, Series C......................       90,700      3,956,788
         Taubman Centers, 8.30%, Series A.....................       28,500        639,255
                                                                              ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $87,749,014)..........................                  88,338,610
                                                                              ------------
             TOTAL EQUITIES (Identified
                cost -- $339,283,191).........................                 347,544,590
                                                                              ------------

                See accompanying notes to financial statements.
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                                       5




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2001 (UNAUDITED)

                                                                 PRINCIPAL       VALUE
                                                                   AMOUNT       (NOTE 1)
                                                                 ----------   ------------
CORPORATE BOND                                          0.22%
         New Plan Realty Trust, 6.90%, due 2/15/28
           (Identified cost -- $753,062)......................   $1,000,000   $    777,639
                                                                              ------------
COMMERCIAL PAPER                                        4.06%
         Union Bank of Switzerland Finance, 4.07%,
           due 7/02/01 (Identified cost -- $14,368,375).......   14,370,000     14,368,375
                                                                              ------------
TOTAL INVESTMENTS (Identified
  cost -- $354,404,628) .............................. 102.42%                 362,690,604
LIABILITIES IN EXCESS OF OTHER ASSETS ................  (2.42)%                 (8,574,674)
                                                       ------                 ------------
NET ASSETS (Equivalent to $14.75 per share based on
  24,007,000 shares of capital stock outstanding) .... 100.00%                $354,115,930
                                                       ------                 ------------
                                                       ------                 ------------

-------------------
# Security trades infrequently. The Fund prices this security by using a procedure approved by the Fund's Board of Directors.

                See accompanying notes to financial statements.
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                                       6




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2001 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $354,404,628) (Note 1).......................  $362,690,604
    Cash....................................................           774
    Dividends and interest receivable.......................     1,811,986
    Other assets............................................        17,557
                                                              ------------
         Total Assets.......................................   364,520,921
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............     9,685,314
    Organization costs payable..............................       545,435
    Payable to investment manager...........................       119,655
    Other liabilities.......................................        54,587
                                                              ------------
         Total Liabilities..................................    10,404,991
                                                              ------------
NET ASSETS applicable to 24,007,000 shares of $0.001 par
  value common stock outstanding (Note 4)...................  $354,115,930
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($354,115,930 [div] 24,007,000 shares outstanding)......  $      14.75
                                                              ------------
                                                              ------------
MARKET PRICE PER SHARE......................................  $      15.35
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE...........          4.07%
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $343,180,275
    Accumulated undistributed net investment income.........     2,649,679
    Net unrealized appreciation on investments..............     8,285,976
                                                              ------------
                                                              $354,115,930
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
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                                       7




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--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                            STATEMENT OF OPERATIONS
                 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $ 2,380,676
    Interest income.........................................      473,276
                                                              -----------
         Total Income.......................................    2,853,952
                                                              -----------
Expenses:
    Investment manager fees (Note 2)........................      236,553
    Administration fees (Note 2)............................       13,433
    Transfer agent fees.....................................       13,261
    Professional fees.......................................       12,091
    Custodian fees and expenses.............................        6,503
    Reports to shareholders.................................        6,133
    Registration and filing fees............................        3,531
    Directors' fees and expenses (Note 2)...................        3,358
    Miscellaneous...........................................       26,308
                                                              -----------
         Total Expenses.....................................      321,171
Reduction of Expenses (Note 2)..............................     (116,898)
                                                              -----------
    Net Expenses............................................      204,273
                                                              -----------
Net Investment Income.......................................    2,649,679
                                                              -----------
    Net unrealized gain on investments......................    8,285,976
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $10,935,655
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
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                                       8

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE PERIOD
                                                                  MAY 31, 2001*
                                                              THROUGH JUNE 30, 2001
                                                                   (UNAUDITED)
                                                              ---------------------
Change in Net Assets:
    From Operations:
         Net investment income..............................      $  2,649,679
         Net change in unrealized appreciation on
            investments.....................................         8,285,976
                                                                  ------------
              Net increase in net assets resulting from
                operations..................................        10,935,655
                                                                  ------------
    Capital Stock Transactions (Note 4):
         Increase in net assets from Fund share
            transactions....................................       343,080,000
                                                                  ------------
              Total increase in net assets..................       354,015,655
    Net Assets:
         Beginning of period................................           100,275
                                                                  ------------
         End of period......................................      $354,115,930
                                                                  ------------
                                                                  ------------

-------------------

* Commencement of operations.

                See accompanying notes to financial statements.
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                                       9

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                  FOR THE PERIOD
                                                                   MAY 31, 2001*
                                                               THROUGH JUNE 30, 2001
PER SHARE OPERATING PERFORMANCE:                                    (UNAUDITED)
--------------------------------                               ---------------------
Net asset value, beginning of period........................          $14.33
                                                                      ------
Income from investment operations:
    Net investment income...................................            0.11
    Net unrealized gain on investments......................            0.34
                                                                      ------
        Total from investment operations....................            0.45
                                                                      ------
Less: Offering costs charged to paid-in capital.............           (0.03)
                                                                      ------
Net increase in net assets..................................            0.42
                                                                      ------
Net asset value, end of period..............................          $14.75
                                                                      ------
                                                                      ------
Market Value, end of period.................................          $15.35
                                                                      ------
                                                                      ------
Total market value return...................................            2.33%(1)
                                                                      ------
                                                                      ------
Total net asset value return................................            2.93%(1)
                                                                      ------
                                                                      ------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).....................          $354.1
                                                                      ------
                                                                      ------
Ratio of expenses to average daily net assets (before
  expense reduction)........................................            1.15%(2)
                                                                      ------
                                                                      ------
Ratio of expenses to average daily net assets (net of
  expense reduction)........................................            0.73%(2)
                                                                      ------
                                                                      ------
Ratio of net investment income to average daily net assets
  (before expense reduction)................................            9.10%(2)
                                                                      ------
                                                                      ------
Ratio of net investment income to average daily net assets
  (net of expense reduction)................................            9.52%(2)
                                                                      ------
                                                                      ------
Portfolio turnover rate.....................................               0%(1)
                                                                      ------
                                                                      ------

-------------------
 * Commencement of operations.
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
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                                       10

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
    Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 21, 2000 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until May 15, 2001 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Investment Manager'). Investment operations commenced on May 31, 2001.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.
    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.
    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to relect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.
    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

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                                       11

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums of securities purchased are amortized using the scientific method over their respective lives.
    Dividends and Distributions to Shareholders: Dividends from net investment income are expected to be declared and paid monthly. The first monthly dividend is expected to be declared approximately 45 days, and paid approximately
60-75 days, from the completion of the offering, depending on market conditions. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.
    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.
    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.
    Organization & Offering Costs: All costs incurred in connection with organizing and establishing the Fund are being reimbursed by the Investment Manager. In addition, the Investment Manager has agreed to limit the offering costs (other than the sales load) to $0.03 per share. The Investment Manager has agreed to pay $43,323 in organization and offering costs.

NOTE 2. INVESTMENT MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the investment manager to the Fund, pursuant to an Investment Management Agreement (the 'Management Agreement'). The Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund and generally managers the Fund's investments in accordance with the stated polices of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund. For the services under the Management Agreement, the Fund pays the Investment Manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of any perferred shares. For the period May 31, 2001 (commencement of operations) through June 30, 2001, the Fund incurred investment management fees of $236,553.

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                                       12

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    The Investment Manager has contractually ageed to waive its investment management fee in the amount of 0.42% of average daily managed asset value for the first 5 fiscal year of the Fund's operations, 0.35% of average daily managed asset value in year 6, 0.28% of average daily managed asset value in year 7, 0.21% of average daily managed asset value in year 8, 0.14% of average daily managed asset value in year 9 and 0.07% of average daily managed asset value in year 10. As long as this expense cap continues, it may lower the Fund's expenses and increase its total return. For the period May 31, 2001 (commencement of operation) through June 30, 2001, the Investment Manager waived management fees of $116,898.
    Administration Fees: Pursuamt to an administration agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund and receives a fee of 0.02% of the Fund's managed asset value. For the period May 31, 2001 (commencement of operations) through June 30, 2001, the Fund incurred $5,393 in administration fees.
    In addition, Cohen & Steers Advantage Income Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc. (the 'Funds') have entered into a sub-administration agreement with State Street Bank ('State Street') pursuant to which State Street performs administration functions for the Fund. The sub-administration fee paid by the Fund to State Street is computed on the basis of the managed asset value of the Funds at an annual rate equal to 0.040% of the first $200 million of managed asset value, 0.030% of the next $200 million, and 0.015% of managed asset value in excess of $400 million. The aggregate fee paid by the Funds is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used. The Fund is then responsible for its pro rata portion of the aggregate sub-administration fee.
    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Manager. None of the directors and officers so affiliated received compensation for their services.
Fees and related expenses accrued for non-affiliated directors totaled $3,358 for the period May 31, 2001 (commencement of operations) through June 30, 2001.

NOTE 3. PURCHASES AND SALES OF SECURITIES
    Purchases and sales of securities, excluding short-term investments, for the May 31, 2001 (commencement of operations) through June 30, 2001, totaled $340,036,091 and $0, respectively.
    At June 30, 2001, the cost and unrealized appreciation in value of the investments owned by the Fund are as follows:

Aggregated cost...................................  $340,036,253
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $  9,389,545
Gross unrealized depreciation.....................  $ (1,103,569)
                                                    ------------
Net unrealized appreciation.......................  $  8,285,976
                                                    ------------
                                                    ------------

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                                       13

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 4. COMMON STOCK
    On May 31, 2001, the Fund completed the initial public offering of 22,007,000 shares of common stock; proceeds paid to the fund amounted to $315,510,000 after deduction of underwriting commissions and expenses of $15,510,000. On June 19, 2001, the Fund completed a subsequent offering of 2,000,000 of common stock; proceeds paid to the Fund amounted to $28,650,000.

NOTE 5. SUBSEQUENT EVENTS
    On July 9, 2001, the Fund's underwriter's excercised an option to purchase an additional 855,900 shares; proceeds paid to the Fund amounted to $12,260,768.
    On July 25, 2001, the Fund issued 2,500 Auction Rate Cumulative Preferred Shares, Series M (par value $0.001) and 2,500 Auction Rate Cumulative Preferred Shares, Series W (par value $0.001); proceeds paid to the Fund amounted to $123,750,000. The proceeds of this issue, which received a 'AAA/aaa' rating from Standard & Poor's and Moody's, will be used to make additional investments in real estate securities.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

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                                       14

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.
    The Fund does not receive any personal
    information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.
    The Fund does not disclose any personal
    information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the Fund's transfer agent, that assist the Fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the Fund restricts access to personal information about its shareholders to employees of the Adviser who have a legitimate business need for the information.

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                                       15

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                    COHEN & STEERS                                     COHEN & STEERS
                 ------------------                                    --------------
                 SPECIAL EQUITY FUND                                    REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       A, B, C AND I SHARES AVAILABLE                     REITS
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX

              FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                -------------------                             ---------------------------
                SPECIAL EQUITY FUND                             INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                        HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       16

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

 Robert H. Steers
 Director and Chairman

 Martin Cohen
 Director and President

 Gregory C. Clark
 Director

 George Grossman
 Director

 Willard H. Smith, Jr.
 Director

 Adam Derechin
 Vice President and Assistant
 Treasurer

 Lawrence B. Stoller
 Assistant Secretary


KEY INFORMATION

INVESTMENT MANAGER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND SUB-ADMINISTRATOR AND CUSTODIAN
State Street Corp.
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Equiserve Trust Company
150 Royall Street
Canton, MA 02021
(800) 426-5523

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol: RLF
Website: www.cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       17

      COHEN & STEERS
ADVANTAGE INCOME REALTY FUND

----------------------------
    SEMI-ANNUAL REPORT
      JUNE 30, 2001


COHEN & STEERS
ADVANTAGE INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017




                               STATEMENT OF DIFFERENCES


The division sign shall be expressed as.................................. [div]